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                                                                    EXHIBIT 99.2

                       CERTIFICATION OF PRINCIPAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with accompanying Quarterly Report on Form 10-Q of Allen Telecom Inc. for the quarter ended September 30, 2002, I, Robert A. Youdelman, Executive Vice President and Chief Financial Officer of Allen Telecom Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that: (1) such Quarterly Report on Form 10-Q of Allen Telecom Inc. for the quarter ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and (2) the information contained in such Quarterly Report of Form 10-Q of Allen Telecom Inc. for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial conditions and results of operations of Allen Telecom Inc.

Date:  November 13, 2002                   By:      /s/ Robert A. Youdelman
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                                                      Robert A. Youdelman
                                                    Executive Vice President
                                                    (Chief Financial Officer)